SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 7, 2003

Bowne & Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

345 Hudson Street, New York, NY		10014
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 924-5500

Not Applicable
Former name or former address, if changed since last report

Item 7. Financial Statements and Exhibits

(c)  Exhibits

99 Press release dated May 7, 2003 announcing results of operations for the quarter ended March 31, 2003

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Item 12)

This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Bowne & Co., Inc. (the “Registrant”) pursuant to Item 12 of Form 8-K (“Disclosure of Results of Operations and Financial Condition”) in accordance with the interim guidance provided by the Securities and Exchange Commission pursuant to SEC Release No. 33-8216 dated March 27, 2003, insofar as they disclose historical information regarding the Registrant’s results of operations or financial condition for the quarter ended March 31, 2003.

On May 7, 2003, the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is being furnished as Exhibit 99 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWNE & CO, INC. (Registrant)

May 7, 2003	By:	/s/ C. Cody Colquitt

Name: C. Cody Colquitt
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99	Press release of Bowne & Co., Inc, Inc. dated May 7, 2003 announcing results of operations for the quarter ended March 31, 2003

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